UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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[ ] Preliminary Proxy Statement	[ ] Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
[ ] Definitive Proxy Statement

[X] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.

LUCAS ENERGY, INC.
 (Name of Registrant as Specified in Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 13, 2014 LUCAS ENERGY, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: December 27, 2013 Date: February 13, 2014 Time: 9:00 AM CST Location: The Houston City Club One City Club Drive Plaza Room Houston, Texas 77046 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. 0000189572_1  R1.0.0.51160

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Combined Document How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 30, 2014 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 0000189572_2 R1.0.0.51160

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Ken Daraie 02 Ryan J. Morris 03 J. Fred Hofheinz 04 W. Andrew Krusen, Jr.05 Fred S. Zeidman The Board of Directors recommends you vote FOR proposals 2, 3 and 4: 2. Ratification of the Company's 2014 Stock Incentive Plan. 3. Ratification of the appointment of Hein & Associates LLP, as the Company's independent auditors for the fiscal year ending March 31, 2014. 4. To approve, by non-binding vote, the compensation of the Company's named executive officers. The Board of Directors recommends you vote 3 YEARS on the following proposal: 5. To recommend, by non-binding vote, the frequency of holding advisory votes on the compensation of the Company's named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000189572_3 R1.0.0.51160

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